Exhibit 10.9

Certain confidential information contained in this document, marked by [***], has been omitted because such information is both not material and is the type that the Company customarily and actually treats that as private or confidential.

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (“Fourth Amendment”), is effective on May 11, 2021 (“Effective Date”) by and between Alcoa USA Corp. (“Landlord”), and Dory Creek LLC a wholly-owned subsidiary of Bitmain Inc. (“Tenant”), each a “Party” and collectively “Parties”.

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated June 6, 2018, as amended by the First Amendment of Lease dated October 18, 2018, by the Second Amendment of Lease dated May 1, 2019 and the Third Amendment of Lease dated May 11, 2021 (together called the “Lease”), whereby Tenant leased certain real estate and associated facilities owned by Landlord;

WHEREAS, Oncor Electric Delivery Company LLC (“Oncor”) is interconnected with and provides electric delivery service to the ONCOR Number 3 138kV Switchyard Feed and Meter;

WHEREAS, Landlord and Tenant wish to amend certain terms of the Lease.

NOW THEREFORE, in consideration of the mutual promises herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree to modify the Lease as follows:

1.	Exhibit A-2 (Description of Buildings) is hereby deleted in its entirety and is replaced with Exhibit A-2 hereto.

2.	Exhibit A-3 (Private User Network) is hereby deleted in its entirety and is replaced with Exhibit A-3 hereto.

3.	Except as specifically amended herein, all other terms and conditions of the Lease remain in full force and effect. This Fourth Amendment is binding upon the successors and assigns of the respective parties.

4.	This Fourth Amendment may be executed in counterparts, each of which shall be deemed to be an original, but which together shall be deemed to constitute a single document.

Signature page to follow.

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their duly authorized officers, effective as of the date and year first above written.

Landlord:

Alcoa USA Corp.

By:	/s/ Mark A. Stiffler
Title:	Vice President
Date:	6/16/2021

Tenant:

Dory Creek LLC

By:	/s/ Wenguang Wang
Title:	Head of Global Mining Farms
Date:	06/11/2021

EXHIBIT  A-2

Description  of  the  Buildings

[***]

EXHIBIT  A-3

PRIVATE  USER  NETWORK

[***]

Illustration  F

[***]